Exhibit 99.1

First Interstate BancSystem, Inc. Completes Acquisition of Cascade Bancorp

Company Release – May 30, 2017

(BILLINGS, Mont) First Interstate BancSystem, Inc. (NASDAQ: FIBK) (“First Interstate”), parent company of First Interstate Bank, announced today, effective May 30, 2017, it completed its acquisition of Cascade Bancorp (“Cascade”), parent company of Bank of the Cascades. In connection with the acquisition, First Interstate appointed Patricia Moss, former Vice Chairman of Cascade’s Board of Directors, and Dennis Johnson, former Cascade Board Director, to serve on First Interstate’s Board of Directors.

“We are delighted to welcome Cascade employees, clients and shareholders to the First Interstate family,” said First Interstate President and CEO, Kevin Riley. “We wish to thank Cascade’s executive team for their service and dedication in establishing Cascade as a premier community bank in the Northwest. We are excited about leveraging the strengths Cascade brings as we expand our franchise into the vibrant markets of Washington, Oregon and Idaho.”

While the acquisition of Cascade by First Interstate has occurred, Riley said there are no immediate changes for Cascade clients. “Right now, it is business as usual for Cascade. Clients will continue to work with the same bankers they’ve come to know and trust, as Cascade’s regional and local market leadership is still in place.” The data processing conversion and merger of the two banks is scheduled to begin following the close of business on Friday, August 11, 2017. On Monday, August 14, Bank of the Cascades will officially be First Interstate Bank. Until then, First Interstate Bank and Cascade Bank will operate as two separate banking subsidiaries of First Interstate. It is expected that Cascade clients will begin receiving information about the conversion/merger of the two banks in early July.

Following the merger, Cascade clients will continue to enjoy a highly personalized banking experience, along with new benefits. First Interstate offers an expanded line of financial services and innovative solutions such as Wealth Management and a credit card with a unique rewards program featuring travel benefits and rewards from local merchants. “As a recognized leader in community banking services, First Interstate is driven by strong corporate values and a commitment to community. It is this aligned philosophy and culture that makes First Interstate and Cascade such a great fit,” said Patricia Moss, former Vice Chairman of Cascade’s Board of Directors and newly appointed Director for First Interstate. Moss also formerly served as Cascade’s CEO.    “We are excited to join the First Interstate team and look forward to the many opportunities and benefits this merger will bring to our employees, our clients and the combined company’s shareholders.”

In accordance with the definitive agreement, 11.3 million shares of First Interstate Class A common stock were issued and approximately $156.3 million in cash was paid. First Interstate expects the transaction to be immediately accretive to earnings per share.

Barclays Capital Inc. served as exclusive financial advisor and Luse Gorman, PC served as legal counsel to First Interstate. Piper Jaffray & Co. served as exclusive financial advisor and Hunton & Williams LLP served as legal counsel to Cascade.

About First Interstate BancSystem, Inc.

First Interstate BancSystem, Inc. is a financial services holding company, headquartered in Billings, Montana. It is the parent company of First Interstate Bank and Bank of the Cascades.

First Interstate Bank is a community bank with $9.1 billion in assets as of March 31, 2017, operating banking offices, including online and mobile banking services, throughout Montana, Wyoming, and

South Dakota. As a recognized leader in community banking services with 29 consecutive years of profitability, First Interstate is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.

Bank of the Cascades, with $3.1 billion in assets as of March 31, 2017, offers full-service community banking through 46 branches in Oregon, Idaho and Washington. The Bank has a business strategy that focuses on delivering the best in community banking for the financial well-being of customers and stockholders. It executes its strategy through the consistent delivery of full relationship banking focused on attracting and retaining value-driven customers.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving First Interstate BancSystem, Inc. and First Interstate Bank, Cascade Bancorp and Bank of the Cascades, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Interstate and Cascade operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and Bank of the Cascades; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.

These factors are not necessarily all of the factors that could cause First Interstate’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm First Interstate’s or the combined company’s results.

All forward-looking statements attributable to First Interstate or the combined company are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate updates one or more forward-looking statements, no inference should be drawn that First Interstate will make additional updates with respect to those or other forward-looking statements.

First Interstate BancSystem, Inc.

INVESTOR RELATIONS:

Chief Financial Officer

Marcy Mutch, 406-255-5322

Investor.relations@fib.com

or

MEDIA:

Senior Vice President, Marketing Director

Cynthia Lyle, 406-255-5337

cynthia.lyle@fib.com